Exhibit 99.1

Ashford Inc. (NYSE American: AINC) Midwest IDEAS Conference – August 2018

Ashford Inc. (AINC) Safe Harbor Ashford Inc. (AINC) Investor Presentation | August 2018 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," “target,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities.

Investment Highlights

AINC: A High-Potential Growth Platform Serving the Hospitality Industry

ASHFORD

Singular Focus on Hotels[1]

- **The only** publicly-traded asset manager dedicated solely to the hospitality industry
- **40+ years** as a hotel owner, operator, asset manager, and investor[2]
- Manage two publicly-traded lodging REITs with **$7.8 billion in gross assets**
- External advisor to Ashford Hospitality Trust (AHT) & Braemar Hotels & Resorts (BHR)[3]



Ritz-Carlton – St. Thomas, V.I.

Multiple Paths to Potential Growth

- Expand existing platforms accretively and accelerate returns for incentive fees
- Start new investment platforms for additional base and incentive fees
- Invest in, acquire, or incubate strategic businesses that may achieve accelerated growth



Marriott – Beverly Hills, CA

Proven Performance

- Best-in-class hotel asset management track record
- Long history of efficiently accessing debt and equity capital to fuel accretive growth
- Attractive total shareholder returns at AINC and managed platforms
- **Strong alignment of interest** plus high insider ownership across all platforms



Bardessono – Napa Valley, CA

(1) Data as of 6/30/2018
(2) Including predecessor experience
(3) Ashford Hospitality Prime (AHP) announced re-branding to Braemar Hotels & Resorts (BHR) on 4/23/2018

Ashford Inc. (AINC) Investor Presentation | August 2018 3

Hotel Portfolio Public, Institutional-Quality Portfolio Provides Geographic and Asset Diversity (1) Data as of 6/30/2018 Ashford Inc. (AINC) Investor Presentation | August 2018 4 Company and Portfolio Profile(1)Sofitel – Chicago, IL Headquarters in Dallas, TX with nearly 200 corporate employees Control one of the largest North American hotel portfolios Geographic diversity in over 30 states, Washington D.C., and U.S. Virgin Islands From full-service and upper-upscale (AHT) to luxury and resort (BHR) hotels Approximately 30,000 rooms and 130+ hotels; $7.8 billion in assets Park Hyatt – Beaver Creek, CO Ashford Properties One Ocean – Atlantic Beach, FL

Corporate Structure

Structural Alignment Maximizes Value of Fee Streams and Strategic Business Investments

ASHFORD

Services Business

- Fee-for-service model
- Multiple business lines
- External management (generally)
- Not subject to REIT rules
- Typically less capital intensive than real estate

Real Estate

- Hotel REITs own real estate
- Work with hotel brands
- Dedicated CEOs
- Subject to REIT restrictions
- Typically more capital intensive than services business


Advisory Services
ASHFORD
Hotel-Related Products & Services
ASHFORD Asset Management
Premier Project Management
Lismore Capital
Asset management + advisory services
JSAV
J&S Audio Visual
PURE
ALLERGY FRIENDLY ROOMS
RED
HOSPITALITY & LEISURE
openkey
Hotel products and services
Hotel Owners
Base, incentive, and other fees
Fees for products and services
ASHFORD HOSPITALITY TRUST
BRAEMAR HOTELS & RESORTS
Other 3rd Party Ownership Groups
Hotel Brands
Marriott
starwood Hotels and Resorts
Hilton
HYATT

Ashford Inc. (AINC) Investor Presentation | August 2018 5

Differentiated Strategy Unique and Differentiated Strategic Approach Has Potential to Amplify Revenue Growth (1) Data as of 6/30/2018 Ashford Inc. (AINC) Investor Presentation | August 2018 6 AINC Revenue Diversification(1) Vertically-integrated model seeks to maximize revenue Diversifying revenues aims to reduce business risk Advisory services now <50% of (growing) revenues 1% Services Advisory (ex-9% Other Revenue Diversification Other Q3 2016: $16.6M Total Advisory 99% Q2 2018: $54.9M Total ServicesLismore Lismore) 36% J&S Audio Visual 43% 12% AINC Revenue Growth(1) Quarterly revenue increased 231% over past 8 quarters Driven largely by execution of strategic initiatives Project management revenues not included 9 Revenue Growth: +231% (Previous 8 Quarters) $60 $50 $40 $30 $20 $16.6 $10 $0 Sep-16 Dec-16 Mar-17 Jun-17Sep-17 Dec-17 Mar-18 Jun-18 (in millions)$54. $48.2 AINC Quarterly Revenue$29.7 $19.6$19.7$19.3 $13.0

Financial Snapshot

Continued Strategy Execution Reflected in Positive Financial Performance

ASHFORD

AINC Stock[1]

- Ticker: AINC (NYSE American Stock Exchange)
- Mkt Cap: $250M | Part of Russell 2000 & 3000 Indexes
- Last: $94.77 | 52w High: $111.00 | 52w Low: $53.00
- Wall Street Analyst Coverage: B. Riley FBR (Bryan Maher) & Argus Research Corp (David Coleman)



AINC Stock Price (LHS)
Peer Price Index (RHS)
+52.9% TTM TSR(1)
+13.0% TTM TSR(1),(2)
120
100
80
60
40
160
140
120
100
80
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18

Earnings Data[1], *(reconciliation to Net Income found in Appendix)*

- Adjusted Net Income per Share **increased 46%** YoY
- Adjusted EBITDA **increased 80%** YoY
- Largely attributed to execution of strategic initiatives



YTD 2017
YTD 2018
$5.32
$3.64
+46%
(in thousands)
$16,706
$9,281
+80%
Adjusted Net Income per Share
Adjusted EBITDA

Balance Sheet Summary[1]

- Ample cash available for investment
- No outstanding corporate level debt
- Undrawn credit facility $35M (capacity up to $75M)

Assets		*(in thousands)*
Cash and cash equivalents	$	40,868
Other assets		97,277
Total assets	$	138,145
Liabilities and Equity		
Corporate level debt	$	-
Other liabilities[3]		95,183
Total liabilities		95,183
Total equity		42,962
Total liabilities and equity	$	138,145

(1) Stock data as of 8/24/2018 (fully diluted); all other data as of 6/30/2018
(2) AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR (chart is illustrative, excludes dividends)
(3) Includes subsidiary debt and redeemable non-controlling interests

Ashford Inc. (AINC) Investor Presentation | August 2018 7

Asset Growth & Safety Disciplined Investment and Risk Management Practices Drive Long-Term AUM Growth anaged REITs: +25.5% CAGR(1) 10,000 300 m nc 0 50 (1) Data as of 6/30/2018 (2) Based on SPX Index quarterly price level change between 2007 and 2009 Ashford Inc. (AINC) Investor Presentation | August 2018 8 Opportunistically Grow REIT AUM +25.5% CAGR (gross assets) since 2003 AHT IPO(1) Spun-out luxury segment in 2013 to spur growth Potential for select-service hotel and other platforms Focus on long-term shareholder value for all platforms Historical Asset Growth at M Systematically Preserve REIT AUM Actively manage downside risk Interest rate hedges produced $234M of income between 2008-2013 at AHT Managed REITs hold $587M cash & cash equivalents(1) 8,000 6,000 4,000 2,000 (in $ millions) BHR Gross AssetsAHT G ross AssetsS&P 500 (RHS-Normalized) 250 200 150 100 BHR: $1.9B Active risk management itigated ial crisis AHT: $5.9B $2.4B CNL Acquisition loss of AUM during fina $1.7B Highland Acquisition While serving the same asset base… S&P 500 declined 48% during financial crisis(2) PAST: Revenue model based onPRESENT: Revenue model adds asset management + advisoryproducts + services fee streams Dec-03Dec-04Dec-05Dec-06Dec-07Dec-08Dec-09Dec -1 0Dec-11Dec-12Dec-13Dec-14Dec-15Dec-16Dec-17

Advisory Agreements

Valuable, Long-Term Contracts Generate Stable and Robust Fee Stream

ASHFORD

Stable Management Fees and Income

- Long-term advisory agreements for **asset & project management** help AINC maintain **stable fees and income streams** from other hotel products & services
- Agreements have been negotiated heavily between the independent members of AINC's Board of Directors and its managed REITs
- Structured to align the interests of AINC and its managed REITs

Key Elements of Advisory Agreements

- Lock in stable, recurring, revenue stream
- Base asset management fees cannot decrease more than 10% YoY
- 70 bps base asset management fee on total market capitalization
- Additional incentive fee based on total shareholder return outperformance
- Initial 10-year term with 5-year (AHT) and 10-year (BHR) renewals
- Generally, cannot be terminated without substantial payment to AINC
- Initial 10-year term with 7-year renewals (AHT & BHR) for project management
- Exclusive right to perform project management services for AHT & BHR hotels


Ritz-Carlton – Atlanta, GA


Hilton La Jolla Torrey Pines


La Concha Hotel – Key West, FL

Ashford Inc. (AINC) Investor Presentation | August 2018 9

Alignment of Interest High Insider Ownership Aligns Platforms and Drives Shareholder Returns (1) Latest Bloomberg data as of 8/27/2018 (2) Includes direct, indirect, and related-party interests (3) Data as of 8/24/2018 Ashford Inc. (AINC) Investor Presentation | August 2018 10 High Insider Ownership(1),(2) AINC insiders’ and its managed REITs’ high ownership interest in AINC common stock demonstrates management’s commitment to fully align themselves with AINC shareholders AINC has one of the most highly-aligned management teams in its peer group AINC insider ownership is more than 4x its peer average Percentage of Insider Ownership – AINC vs. Peers 60% 50% 150% 40% 30% 0% 20% 10% 0.9%1.8%3.4% 0% PZNOZMLADRARESAAMCKWAINCRMR High insider ownership is one of the keys to AINC’s strong long-term performance52.3%53.4% AINC TSR vs. Peers(3) AINCAINC Peer Avg 112.0% 100% 50% Braemar (BHR) Ownership 9.2% 71.2% 52.9% 13.0% 1-Year TSR2-Year TSRAshford Trust (AHT) Ownership 28.4% Peer Average 12.2%13.5% 6.6%7.0%

Strategic Initiatives – Update Recent Strategic Initiatives Benefiting AINC Investments in Hotel Invest in, acquire, or incubate great businesses with exceptional future potential Leverage AINC resources to potentially accelerate growth in a significant manner Vertically integrated, high-margin fee business Diversification of AINC revenues 3rd party growth opportunities   itial Results and Anticipated Financial Impact $30M non-advisory revenue (including Lismore) in Q2 2018(3) $56M non-advisory revenue (including Lismore) for six months ended June 30, 2018(3) $29.0M Revenues in 2017(2) $16.3M EBITDA in 2017(2) Pro-forma Adjusted Net Income accretion of $0.64 per share(2)   (1) As noted in the AINC 8-K filed on 6/26/2018 (2) As noted in the AINC 8-K filed on 4/9/2018 (3) Data as of 6/30/2018 Ashford Inc. (AINC) Investor Presentation | August 2018 11 Program (“ERFP”) Premier Project Management Acquisition Enhanced Return Funding Take advantage of strong capital position to build new fee streams ERFP returns include additional fees from project management & other hotel products & services In Utilized ERFP for acquisition of Hilton Alexandria Old Town $50M commitment to fund up to $500M in AHT hotel acquisitions May add 67-122 bps (on purchase price) to AINC Adj. EBITDA(1) Other Strategic Products & Services Investment and Strategic Rationale

Enhanced Return Funding Program (“ERFP”) – Overview Programmatic, Repeatable, and Scalable Program Structure (1) Data as of 6/30/2018 (2) $5M to be paid to Remington for the reimbursement of Premier Project Management acquisition closing costs (3) Annualized Q2 2018 Adjusted EBITDA of $11.2 million Ashford Inc. (AINC) Investor Presentation | August 2018 12 ERFP Structure and Terms AINC provides capital on new AHT hotel acquisitions to secure advisory fees and other income streams $50 million commitment with the ability to upsize to $100 million by mutual consent Initial 2-year term with 1-year renewals Programmatically sized at 10% of disclosed purchase price of new AHT hotel acquisition Funding comes in the form of purchased FF&E for qualifying $500M Capacity Source of FundsUse of Funds 33% reduction in AHT equity needed acquisitions Initial Program $50M ERFP $100M AHT Equity $350M Mortgage Debt + Allocated AHT Preferred $500M New AHT Hotel Acquisitions AINC Earns ~70 bps in Base Fees + Additional Fees From Products & Services $161M Available Liquidity at AINC(1) $41 million of cash and cash equivalents on AINC balance sheet(2) $35 million credit facility (potential to be upsized to $75 million via accordion feature) $45 million of annualized operational cash flows(3) Target 50% ERFP funding from debt Cost of AINC credit facility L+300 bps to L+350 bps AINC Available Capital to Fund ERFP $200 $150 $100 $50 $0 CashCreditPotentialAnnualizedTotal FacilityCreditQ2 2018 Adj. Available FacilityEBITDA Upsize (in millions)$161 $41$35$40$45

ERFP – Economic Rationale

Enhance Returns for Both Platforms to Create a "Virtuous Cycle" of Sustained Growth

ASHFORD

AINC: High Potential Return + New Fees[1]

- Target 35%+ IRRs to AINC on ERFP investments
- Target 50%+ cash-on-cash returns to AINC when combining tax benefits and increased fees
- Greater profit potential w/ future AINC products & services

EBITDA Source	Incremental EBITDA Range (Basis Points Of Purchase Price)		
Base Advisory Fees	46 bps	to	60 bps
Incentive Fees	0 bps	to	17 bps
Project Management Fees	13 bps	to	25 bps
Other Products & Services	8 bps	to	20 bps
Total Incremental Annual EBITDA	**67 bps**	**to**	**122 bps**
5-Year IRR to AINC [2]			***37%***
Year 1 Cash-on Cash Return to AINC [2]			***50%+***

A "Virtuous Cycle" of Growth



AINC provides AHT with growth capital
AHT gets competitive advantage & may outperform
AINC benefits and can provide more capital

AHT: Can Makes Attractive Deals Even Better[1]

- Potential to enhance 5-Yr acquisition IRR by 700 to 1,200 basis points for AHT hotel acquisitions
- Target 33% reduction in required equity capital for each new AHT hotel asset (potentially up to $500 million in acquisitions)
- Designed to improve overall shareholder returns for AHT
- May provide advantage to AHT vs. competing market bids

(1) As noted in the AINC 8-K filed on 6/26/2018
(2) Potential returns based on underwriting assumptions as noted in the AINC 8-K filed on 6/26/2018

Ashford Inc. (AINC) Investor Presentation | August 2018 13

ERFP Case Study – Hilton Alexandria Old Town Acquisition of Hotel Asset Utilizing ERFP Demonstrates Program Merits Hilton Alexandria Old Town IRR with and without ERFP(1) 35.0% Base IRR ERFP 0.0% (1) As noted in the AINC 8-K filed on 6/26/2018 Ashford Inc. (AINC) Investor Presentation | August 2018 14 Projected IRR ERFP Enhancement(1) AINC to commit $11.1 million ERFP funding towards $111 million hotel acquisition ERFP improves effective TTM NOI Cap Rate from 7.5% to 8.3% Effectively reduces AHT equity contribution by 38% ($18.1 million vs. $29.2 million) Expected to improve projected 5-Yr leveraged IRR by 1,130 bps, or 62% Hilton Alexandria Old Town Forecasted 5-Year Leveraged 62% increase in 30.0% 25.0% 20.0% potential AHT29.5% investment return 11.3% 18.2% Property Features 252-room hotel with 12,967 square feet of meeting space TTM operating stats: Occupancy 84.7% |ADR $190|RevPAR $161 High quality, branded, full-service asset in Washington D.C. MSA 15.0% 10.0% 5.0% 18.2% 18.2% Base IRRBase IRR + ERFPHilton Alexandria – Lobby Hilton Alexandria – Guest Room

Premier Project Management – Acquisition Overview

Transformative Acquisition and Continued Execution of AINC Strategy

ASHFORD

Deal Terms

- AINC acquired 100% of Remington's Project Management business for $203 million in Q3 2018
- Issued $203 million of AINC convertible preferred stock to Sellers
- Represents ~35% as-converted ownership
- Sellers limited to 25% voting cap for 5 years
- Voting rights on an as-converted basis

Convertible Preferred Structure

- Convertible to common stock by Sellers at any time at $140.00 per share
- Conversion price set at a **48% premium** to current AINC share price[1]
- Attractive pay rate:
  - Year 1: 5.50% | Year 2: 6.00% | Year 3: 6.50%[2]
- Non-call seven years

Innovative Deal Structure Drives Significant Value to AINC[3]


Valuation
Financing
Accretion
$203M Acquisition Price Represents 12.5x Trailing 2017 EBITDA
Below mean (13.2x) and median (12.8x) EBITDA multiple for selected comparable transactions
Convertible Preferred Issuance Effectively 100% Financing
Minimal cash outlay and attractive financing cost can materially impact returns
Pro Forma Accretion: $0.64 Adj. Net Income per Share to Common
Represents +9.5% at time of underwriting AND without factoring in any potential growth

(1) Data as of 8/24/2018
(2) 6.50% in Year 3 and thereafter
(3) As noted in the AINC 8-K filed on 4/9/2018

Ashford Inc. (AINC) Investor Presentation | August 2018 15

Premier Project Management – Strategic Benefits

AINC Integration Expands Service Capabilities and Adds Increased Scale

ASHFORD

Potential Benefits	Comments
Adds high margin, fee-for-service business	❑ Performs all project management business for Ashford Trust (AHT) and Braemar (BHR) ❑ Attractive long-term agreements ❑ 2017 EBITDA margins of 55%+
Expands breadth of services and diversifies earnings	❑ Best-in-class provider with 40+ years experience[(1)] ❑ Diversifies AINC earnings with a fee stream based on capital expenditure rather than market performance of managed REITs
Captures greater portion of fees from existing portfolio	❑ Allows AINC to potentially realize a greater portion of third-party fees generated by existing and future hotel assets
Increases return on ERFP investments	❑ Project management earnings may provide additional investment capital ❑ Additional fee streams could improve ROIC
Facilitates potential entry into 3rd party PM business	❑ Public ownership structure may provide management with additional flexibility to pursue outside growth opportunities


Marriott – Beverly Hills, CA
Guestroom Renovation


Pool Renovation


Lobby Bar Renovation

(1) Including predecessor experience

Ashford Inc. (AINC) Investor Presentation | August 2018 16

Premier Project Management – Business Overview

Experienced Team Provides Array of Services to Nearly All Major Hotel Brands

ASHFORD

Business Description

- Provides comprehensive in-house project management services including:
  - Oversight, coordination, planning and execution of ground-up development, renovation, conversion, and other major capital expenditure projects for hotels
- Decades of experience in project management, purchasing, design, and procurement
- Managed over $1.7 billion of development, renovations, and other major capital projects
- Approximately 85 employees joined AINC following the acquisition

Services Provided


Brand Negotiations & Approvals
Architectural Oversight
Interior Design
Construction Management
Accounting
Premier Project Management
Lender Reporting
FF&E Purchasing
FF&E Freight Management
FF&E Warehousing
FF&E Installation & Supervision

Brand Experience

THE RITZ-CARLTON

RENAISSANCE HOTELS & RESORTS

JW MARRIOTT

W HOTELS WORLDWIDE

COURTYARD Marriott

Sheraton

Marriott

WESTIN HOTELS & RESORTS

HYATT

Hilton

Ashford Inc. (AINC) Investor Presentation | August 2018 17

Other Strategic Initiatives

Acquired and Incubated Strategic Businesses Contributing to Revenue & Earnings Growth

ASHFORD

Company	Highlights	Most Recent – Q2 2018[1]
JS/\V J&S Audio Visual	❑ One of the largest independent providers of audio visual and event services ❑ AINC acquired 85% stake in Q4 2017	❑ $23.4 million reported revenue ❑ Revenue +23% YoY ❑ Adjusted EBITDA +50% YoY
openkey	❑ Universal, industry-standard smartphone App for keyless entry into hotel rooms ❑ AINC owns 46% interest in OpenKey	❑ Approx. 10,000 rooms under contract ❑ Q2 Revenue +256% YoY ❑ YTD Revenue +594% YoY
PURE® ALLERGY FRIENDLY ROOMS	❑ Pure Rooms is a leading provider of hypo-allergenic rooms serving the hospitality industry ❑ AINC owns 70% stake in Pure Rooms	❑ Together, Pure Rooms and RED Hospitality & Leisure Q2 Revenue increased 79% YoY
RED HOSPITALITY & LEISURE	❑ RED Hospitality & Leisure is a premier provider of watersports activities and other travel services ❑ AINC owns ~84% of RED	❑ RED generated $390k of Q2 Revenue ❑ RED generated $72k of Q2 Adj. EBITDA
Lismore Capital	❑ Wholly-owned subsidiary of AINC ❑ Provides debt placement services to managed REITs	❑ $5.0M debt placement fee revenue in Q2 ❑ Contributed to strong growth in Adjusted EBITDA in Q2

[1] Data as of 6/30/2018

Ashford Inc. (AINC) Investor Presentation | August 2018 18

Executive Leadership[1]

Collaborative Industry Experts With Proven Track Record of Success Through Market Cycles

ASHFORD



Monty Bennett
Chairman & CEO

- 29 years of hospitality experience
- 29 years with Ashford and predecessor
- Cornell School of Hotel Administration, BS
- Cornell S.C. Johnson School, MBA



Rob Hays
Co-President & CSO

- 13 years of hospitality experience
- 13 years with Ashford
- 3 years M&A at Dresser Inc. and Merrill Lynch
- Princeton University, AB



Jeremy Welter
Co-President & COO

- 12 years of hospitality experience
- 12 years with Ashford
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Douglas Kessler
Sr. Managing Director

- 34 years real estate and hospitality experience
- 16 years with Ashford and predecessor
- 10 years at Goldman Sachs Whitehall Funds
- Stanford University, BA and MBA



Deric Eubanks
CFO

- 18 years of hospitality experience
- 15 years with Ashford
- 3 years with ClubCorp
- Southern Methodist University, BBA
- CFA charterholder



Mark Nunneley
CAO

- 33 years of hospitality experience
- 33 years with Ashford and predecessor
- Pepperdine University, BS
- University of Houston, MS
- Certified Public Accountant

(1) Experience at "Ashford" includes AINC and affiliated companies AHT, BHR, and Remington

Ashford Inc. (AINC) Investor Presentation | August 2018 19

Appendix: Reconciliations Midwest IDEAS Conference – August 2018

Ashford Inc. (AINC)

Reconciliation to Adjusted Net Income per Share[1]

ASHFORD

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2018	2017	2018	2017
Net income (loss)	$ 8,932	$ (7,231)	$ 3,097	$ (9,954)
(Income) loss from consolidated entities attributable to noncontrolling interests	118	190	291	165
Net (income) loss attributable to redeemable noncontrolling interests	(90)	332	(151)	695
Net income (loss) attributable to the company	8,960	(6,709)	3,237	(9,094)
Depreciation and amortization	1,741	578	3,244	1,043
Net income (loss) attributable to redeemable noncontrolling interests [1]	18	4	6	—
Equity-based compensation	2,272	2,187	6,065	4,455
Market change in deferred compensation plan	(6,375)	(1,673)	(5,814)	1,667
Change in contingent consideration fair value	346	—	559	—
Transaction costs	3,020	1,169	4,176	1,830
Software implementation costs	18	35	45	94
Reimbursed software costs	(439)	(219)	(676)	(274)
Impairment	—	—	1,919	—
Realized and unrealized (gain) loss on derivatives	—	16	—	41
Legal and settlement costs	(104)	155	(50)	155
Adjustment to income tax expense from restructuring [2]	—	8,433	—	8,433
Severance costs	—	33	1,301	82
Amortization of hotel signing fees and lock subsidies	109	—	248	—
Other (gain) loss on disposal of assets	(117)	—	(117)	—
Foreign currency transactions (gain) loss	58	—	22	—
Adjusted net income	$ 9,507	$ 4,009	$ 14,165	$ 8,432
Adjusted net income per diluted share available to common stockholders	$ 3.60	$ 1.73	$ 5.32	$ 3.64
Weighted average diluted shares	2,640	2,318	2,664	2,314

[1] As noted in the AINC Q2 2018 earnings press release dated 8/9/2018

Ashford Inc. (AINC) Investor Presentation | August 2018 21

Aw ASHFORD ASHFORD INC.AND SU BSIDIARIES RECONCILIATION OF NET I COME (LOSS) TO EBITDA AND AD.J U (uoaud.itcd, in thousands) TED EBITDA Three Months Ended June 30, Six Months Ended .June 30, 2018 2017 2018 2017 s s et income (h•ss) (Income) loss from consolidated entities attributable lo noncontrolli ng interests Net (income) loss attributable to redeemable noncontrolling interests Net income (loss) attributable to the company Interest expense Amortization of loan costs Depreciation and amortization Income tax e.xpense (benefit) et income (loss) attributable to redeemable noncontrolling interestsI ll EBITDA Equity-ba..-;ed compensation Market change in deferred compensation plan Change i n con tingen t consideration fair val ue Transaction costs Software implemen tation costs Reimbursed software costs Impairment Realized and unrealized (gain} loss on derivatives legal and settlement costs Severance costs Amortiza tion of hotel signing fees and lock subsid i es Other (gain) loss on disposal of assel Foreign currency transactions (gain) loss Adjued EBITDA $ 8,932 $ (7,231) 3,097 (9,954) 1 1 8 190 291 165 (90) 332 (151) 695 (9,094) 4 s 1,043 9,273 8,960 135 1 7 1,741 1 ,620 (6,709) 4 5 578 8,643 3,237 2S6 33 3,244 2,2S2 4 1 8 6 12,491 2,272 (6,37S} 346 3,020 1 8 (439) 2, S25 2,1 87 (1,673} 9,028 6,065 (5,81 4) 5S9 4,176 45 (676) 1 ,91 9 1,231 4,45S 1,667 1,169 35 (219} 1,830 94 (274) 16 155 33 41 I SS 82 (104) (SO) 1 ,301 248 (11 7) 22 s 1 6,706 109 (117) 58 $ 11 ,279 $ 4,228 $ 9,281 (t! As noted in the AINC Q2 2018 earnings press release dated 8/9;2018 Ashford Inc. (AINC) Investor Presentation I Augus t 2018 22

Ashford Inc. (NYSE American: AINC) 14185 Dallas Parkway, Suite 1100 • Dallas, TX 75254 P: 972-490-9600 • www.ashfordinc.com